SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  September 30, 1999



                               ASTA FUNDING, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


        0-26906                                        22-3388607
  (Commission File Number)                  (IRS Employer Identification No.)


              210 Sylvan Avenue, Englewood Cliffs, New Jersey  07632
          (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code:  201-567-5648


                                 Not Applicable
          (Former name of former address, if changed since last report)

Item 5.  Other Events

          During the fiscal quarter ended September 30, 1999, Asta Funding, Inc. ("Asta") sold approximately $380 million of distressed MasterCard and Visa credit card receivables to several purchasers. Asta received approximately $9.35 million from these sales. The sold receivables were part of the $1.36 billion of credit card charge-offs that Asta purchased in March, 1999.

          Asta Funding, Inc., located in Englewood Cliffs, New Jersey, is an emerging industry leader in the distressed consumer receivables liquidation business.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ASTA FUNDING, INC.


                                                   /s/ Gary Stern
                                                   Gary Stern, President


Dated:  October 13, 1999